UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

McAfee, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 0-20558

Delaware (State or other jurisdiction of incorporation or organization)	77-0316593 (I.R.S. Employer Identification Number)

3965 Freedom Circle Santa Clara, California (Address of principal executive offices)	95054 (Zip Code)

Registrant’s telephone number, including area code:
(408) 988-3832

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibits.
Press Release

Item 5. Other Events and Regulation FD Disclosure

     On July 28, 2004, McAfee, Inc. (formerly Networks Associates, Inc.) (the “Registrant”) issued a press release announcing that it has called for redemption on August 20, 2004, all of its outstanding 5.25% Convertible Subordinated Notes due 2006.

     The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

99.1	Press release dated July 28, 2004, announcing that the Registrant has called for redemption on August 20, 2004, all of its outstanding 5.25% Convertible Subordinated Notes due 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCAFEE, INC.
Dated: July 28, 2004	By:	/s/ Stephen C. Richards
Stephen C. Richards Chief Operating Officer and Chief
Financial Officer

EXHIBIT INDEX

Exhibits.

99.1	Press release dated July 28, 2004, announcing that the Registrant has called for redemption on August 20, 2004, all of its outstanding 5.25% Convertible Subordinated Notes due 2006.